UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 24, 2019

JANEL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-60608	86-1005291
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Merrick Road, Lynbrook, New York 11563
(Address of Principal Executive Offices, including Zip Code)

(516) 256-8143
(Registrant's telephone number, including area code)

Inapplicable
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (the “Amended Form 8-K”) amends the Current Report on Form 8-K filed by Janel Corporation (the “Company”) with the Securities and Exchange Commission on January 30, 2019 (the “Original Form 8-K”) and addresses certain developments that have occurred since the Original Form 8-K was filed.  While the Original Form 8-K reported the Company’s prior cautionary determination that certain previously issued financial statements should not be relied upon, the Company is filing this Amended Form 8-K to disclose its further assessment and analysis, as a result of which the Company has revoked such prior determination concerning non-reliance and determined that such previously issued financial statements may be relied upon, as discussed further below.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As disclosed in the Original Form 8-K, the Board of Directors (the “Board”) of the Company, in consultation with its then current and now former independent registered public accounting firms, Crowe LLP and Paritz & Company, P.A., previously determined that certain of the Company's previously issued financial statements contained errors that required restatement of such financial statements.  Accordingly, based on information available at the time of the filing of the Original 8-K, which was obtained in connection with the Company’s ongoing review of complex and technical accounting issues relating to ASC Topic 605-45 Revenue Recognition – Principal Agent Consideration (“ASC Topic 605-45”) with respect to the Company’s logistics segment, the Board initially concluded that the Company’s consolidated financial statements as of and for each of the following fiscal periods (collectively, the “Relevant Periods”) should no longer be relied upon:

•	the fiscal quarters ended December 31, 2017, March 31, 2018 and June 30, 2018;

•	the fiscal year ended September 30, 2017 and each fiscal quarter therein; and

•	the fiscal year ended September 30, 2016 and each fiscal quarter therein.

Since the filing of the Original Form 8-K, the Company has undertaken further investigation and review of the transactions impacted by the application of ASC Topic 605-45.  As previously disclosed, the Company’s Audit Committee appointed Prager Metis CPAs, LLC (“Prager”) as the Company’s principal independent registered public accounting firm for the fiscal years ending September 30, 2018 and 2019 on February 22, 2019, subsequent to the filing of the Original Form 8-K. Based on such further investigation and review, the Company has determined that no restatement is necessary because the adjustment to correct this error represents an equal adjustment to two line items (global logistic revenue and forwarding expense) and had no effect on total assets, total stockholders' equity, operating results, cash flows or earnings per share in the consolidated financial statements as of and for the Relevant Periods.   Accordingly, the Board has revoked its prior determination set forth in the Original Form 8-K concerning non-reliance on the consolidated financial statements as of and for the Relevant Periods.  Further, the Company expects any errors relating to its previously issued financial statements identified as part of its review to be corrected in the Company’s Form 10-K for the fiscal year ending September 30, 2018.

The Audit Committee of the Company has discussed the matters disclosed herein with Prager.

Forward-Looking Statements

Statements made in this Amended Form 8-K that are not historical facts are forward-looking information. Words such as “intend,” “plan,” “expect,” “may,” “believe,” “will,” and variations of such words and similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the Company’s plans and expectations, the remediation of any weaknesses in the Company’s internal controls, impacts of accounting guidance and future filings. These forward-looking statements are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond the Company’s control. Actual results may differ materially from those projected in any forward-looking statements. Specifically, there are a number of important factors that could cause actual results to differ materially from those anticipated by any forward-looking statements. Additional information on these and other factors, which could affect the Company's financial results, are included in its Annual Reports on Form 10-K. Finally, there may be other factors not mentioned above or included in the Company's filings with the Securities and Exchange Commission that may cause actual results to differ materially from any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JANEL CORPORATION (Registrant)

Date: July 24, 2019	By:	/s/ Dominique Schulte
Dominique Schulte
Chief Executive Officer